UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2017

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

6 Desta Drive, Suite 6500 Midland, TX	79705-5510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 682-6324

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement.

On January 13, 2017, Noble Energy, Inc. (“Noble Energy”), Wild West Merger Sub, Inc., a Delaware corporation and indirect wholly owned subsidiary of Noble Energy (“Merger Sub”), NBL Permian LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Noble Energy (“Merger Sub II”), and Clayton Williams Energy, Inc., a Delaware corporation (the “Company” or “CWEI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Noble Energy will acquire the Company in exchange for a combination of shares of common stock, par value $0.01 per share, of Noble Energy (“Noble Energy Common Shares”) and cash.  Upon the terms and subject to the conditions of the Merger Agreement, (i) Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and an indirect wholly owned subsidiary of Noble Energy, and (ii) thereafter, the Company will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving company and an indirect wholly owned subsidiary of Noble Energy.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.10 per share, of the Company (each, a “CWEI Common Share”) issued and outstanding immediately prior to the Effective Time (other than CWEI Common Shares held in treasury and CWEI Common Shares held by stockholders who properly comply in all respects with the provisions of Section 262 of the General Corporation Law of the State of Delaware (“DGCL”) as to appraisal rights) and each unexercised warrant to purchase or otherwise acquire CWEI Common Shares (each, a “CWEI Warrant”) issued and outstanding as of the Effective Time will be cancelled and extinguished and automatically converted into the right to receive, at the election of the stockholder or warrant holder, as applicable, and subject to proration as described below, one of the following forms of consideration (the “Merger Consideration”):

•                  for each CWEI Common Share, one of (i) 3.7222 Noble Energy Common Shares (the “Share Consideration”); (ii)(A) $34.75 in cash (subject to applicable withholding tax), without interest, and (B) 2.7874 Noble Energy Common Shares (the “Mixed Consideration”); or (iii) $138.39 in cash (subject to applicable withholding tax), without interest (the “Cash Consideration”); and

•                  for each CWEI Warrant, either (i) the Share Consideration in respect of the number of CWEI Common Shares that would be issued upon a cashless exercise of such CWEI Warrant immediately prior to the Effective Time (“Warrant Notional Common Shares”); (ii) the Mixed Consideration in respect of the number of Warrant Notional Common Shares represented by such CWEI Warrant; or (iii) the Cash Consideration in respect of the number of Warrant Notional Common Shares represented by such CWEI Warrant.

The Merger Consideration is subject to proration so that the aggregate Merger Consideration paid in respect of all CWEI Common Shares and CWEI Warrants consists of 75% Noble Energy Common Shares and 25% cash.  No fractional Noble Energy Common Shares will be issued in the Merger, and holders of CWEI Common Shares will, instead, receive cash in lieu of fractional Noble Energy Common Shares, if any.  The implied value of the aggregate Merger Consideration is $2.7 billion based on the per share closing trading price of Noble Energy Common Shares on January 13, 2017.

At the Effective Time, each share of preferred stock, par value $0.10 per share, of CWEI (each, a “CWEI Preferred Share”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive cash in an amount equal to $1.00 (subject to any applicable withholding tax), without interest.

Each option to purchase CWEI Common Shares (each, a “CWEI Option”) that is outstanding immediately prior to the Effective Time will vest and be exchanged for the number of Noble Energy Common Shares, rounded down to the nearest whole share, equal to the quotient obtained by dividing (i) the product of (A) the number of CWEI Common Shares subject to the CWEI Option and (B) the amount, if any, by which the per share closing trading price of CWEI Common Shares on the business day immediately before the closing date of the Merger exceeds the exercise price per CWEI Common Share otherwise purchasable pursuant to the CWEI Option immediately prior to the Effective Time by (ii) the average of the closing sale prices of a Noble Energy Common Share as reported on the New York Stock Exchange for the ten consecutive full trading days ending at the close of trading on the full trading day immediately preceding the date on which the Effective Time occurs.  If such calculation results in zero or a negative number, the applicable CWEI Option shall be forfeited for no consideration.

At the Effective Time, the restricted CWEI Common Shares ( “CWEI Restricted Share”) outstanding immediately prior to the Effective Time will be converted into a number of restricted Noble Energy Common Shares equal to the number of CWEI Restricted Shares multiplied by the Share Consideration, rounded up to the nearest whole share, and subject to the same vesting, repurchase and other restrictions as the CWEI Restricted Shares.

Each of Noble Energy, Merger Sub and the Company has made customary representations and warranties and agreed to customary covenants in the Merger Agreement. The Merger is subject to various closing conditions, including but not limited to (i) approval of the Merger Agreement by at least a majority of the outstanding CWEI Common Shares, (ii) the expiration or earlier termination of the waiting period under the Hart–Scott–Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law, order or injunction prohibiting the Merger, (iv) the accuracy of each party’s representations and warranties, (v) each party’s compliance with its covenants and agreements contained in the Merger Agreement and (vi) that the aggregate number of CWEI Common Shares as to which appraisal rights are exercised does not exceed 10% of the outstanding CWEI Common Shares.

The Merger Agreement contains certain termination rights for both Noble Energy and the Company, including if the Merger is not consummated by July 17, 2017, and further provides that, upon termination of the Merger Agreement under certain circumstances, the Company may be required to pay Noble Energy a termination fee equal to $87,000,000.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference. The foregoing summary of the Merger Agreement has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about the Company, Noble Energy or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of dates specified therein. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Noble Energy or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Noble Energy’s public disclosures.

Support Agreement

Contemporaneously with the execution of the Merger Agreement, Noble Energy, the Company (solely for certain specified purposes), and certain Company stockholders affiliated with Ares Management, LLC (the “Ares Stockholders”) entered into a support agreement (the “Support Agreement”) pursuant to which the Ares Stockholders agreed, among other things, not to exercise or assert any appraisal rights under Section 262 of the DGCL in connection with the Merger.  The Ares Stockholders also have agreed, among other things, during the period from January 13, 2017 to and including the date of termination of the Merger Agreement, if any (the “Applicable Period”), to vote all of the CWEI Common Shares and the CWEI Preferred Shares they beneficially own as of the record date of the special meeting held for the purpose of adopting the Merger Agreement (the “Record Date”) (i) in favor of the adoption of the Merger Agreement, (ii) against any alternative proposal, and (iii) against any amendment of the Company’s certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner delay, impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement or change in any manner the voting rights of any outstanding class of capital stock of the Company. As of December 31, 2016, the Ares Stockholders owned approximately 35% of the outstanding shares of the Company.

The Support Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Support Agreement and is qualified in its entirety by the terms and conditions of the Support Agreement. It is not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Support Agreement contains representations and warranties by each of the parties to the Support Agreement, which were made only for purposes of the Support Agreement and as of specified dates. The representations, warranties and covenants in the Support Agreement were made solely for the benefit of the parties to the Support Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Support Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Support Agreement, which subsequent information may or may not be fully reflected in the Company’s or Noble Energy’s public disclosures.

Non-Dissent Agreements

Contemporaneously with the execution of the Merger Agreement, Noble Energy and the Company (solely for certain specified purposes) entered into agreements not to dissent (the “Non-Dissent Agreements”) with Clayton W. Williams, Jr. and The Williams Children’s Partnership Ltd., each a stockholder of the Company (together, the “Non-Dissenting Parties”), pursuant to which the Non-Dissenting Parties agreed, among other things, not to exercise or assert any appraisal rights under Section 262 of the DGCL in connection with the Merger. The Non-Dissenting Parties also have agreed, among other things, during the Applicable Period, to vote all of the CWEI Common Shares they beneficially own as of the Record Date against any alternative proposals and against any amendment of the Company’s certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner delay, impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement or change in any manner the voting rights of any outstanding class of capital stock of the Company.  If the Merger Agreement is terminated by Parent in certain circumstances, including if the Company stockholders do not adopt the Merger Agreement, then the term of the Applicable Period under the Non-Dissent Agreements will be extended for an additional 180 days following the termination of the Merger Agreement.

The Non-Dissent Agreements are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Non-Dissent Agreements and are qualified in their entirety by the terms and conditions of the Non-Dissent Agreements. It is not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Non-Dissent Agreements contain representations and warranties by each of the parties to the Non-Dissent Agreements, which were made only for purposes of the Non-Dissent Agreements and as of specified dates. The representations, warranties and covenants in the Non-Dissent Agreements were made solely for the benefit of the parties to the Non-Dissent Agreements; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Non-Dissent Agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Non-Dissent Agreements, which subsequent information may or may not be fully reflected in the Company’s or Noble Energy’s public disclosures.

Item 7.01      Regulation FD Disclosure.

On January 16, 2017, the Company and Noble Energy issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of January 13, 2017, by and among Noble Energy Inc., Wild West Merger Sub Inc., NBL Permian LLC, and Clayton Williams Energy, Inc.*

10.1

Support Agreement, dated as of January 13, 2017, by and among certain stockholders affiliated with Ares Management LLC, Noble Energy, Inc. and, solely for certain purposes specified therein, Clayton Williams Energy, Inc.

10.2	Agreement Not to Dissent, dated as of January 13, 2017, by and among Clayton W. Williams, Jr., Noble Energy, Inc., and, solely for certain purposes specified therein, Clayton Williams Energy, Inc.

10.3

Agreement Not to Dissent, dated as of January 13, 2017, by and among The Williams Children’s Partnership, Ltd., Noble Energy, Inc. and, solely for certain purposes specified therein, Clayton Williams Energy, Inc.

99.1	Press Release dated January 16, 2017, announcing entry into the Merger Agreement.

*              This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon its request.

Information Furnished

The information in Item 7.01 and Exhibit 99.1 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

Forward-Looking Statements

All statements in this communication other than statements of historical fact contained in this report are forward-looking statements. Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” and similar expressions, including the negative thereof. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.

Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transaction; risks that the businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; reductions in customer spending or a slowdown in customer payments; unanticipated changes relating to competitive factors in the parties’ industries; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transaction on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the parties; international, national or local economic, social or political conditions that could adversely affect the parties or their customers; conditions in the credit markets; and risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings.

All of our forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in Clayton Williams Energy, Inc.’s and Noble Energy, Inc.’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by Clayton Williams Energy, Inc. and Noble Energy, Inc. with the U.S. Securities and Exchange Commission (the “SEC”). We wish to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

Noble Energy, Inc. will file with the SEC a registration statement on Form S-4, which will include the proxy statement of Clayton Williams Energy, Inc. that also constitutes a prospectus of Noble Energy, Inc. (the “proxy statement/prospectus”).  INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NOBLE ENERGY, INC., CLAYTON WILLIAMS ENERGY, INC., THE PROPOSED TRANSACTIONS AND RELATED MATTERS.  Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov.  In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties from Noble Energy’s website (www.nobleenergyinc.com) under the tab “Investors” and then under the heading “SEC Filings” and from Clayton Williams’ website (www.claytonwilliams.com) under the tab “Investors” and then under the heading “SEC Filings.”

Participants in the Solicitation

Clayton Williams Energy, Inc. and Noble Energy, Inc. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Clayton Williams Energy, Inc. in respect of the proposed transactions contemplated by the proxy statement/prospectus.  Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Clayton Williams Energy, Inc. in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC.  Information regarding the directors and executive officers of Clayton Williams Energy, Inc. is contained in Clayton Williams Energy, Inc.’s annual proxy statement dated April 28, 2016, for its 2016 Annual Meeting of Stockholders, which is filed with the SEC and can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.
Date: January 17, 2017

	By:	/s/ Mel G. Riggs
Mel G. Riggs
President

Date: January 17, 2017

	By:	/s/ Jaime R. Casas
Jaime R. Casas
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 13, 2017, by and among Noble Energy Inc., Wild West Merger Sub Inc., NBL Permian LLC, and Clayton Williams Energy, Inc.*

10.1

Support Agreement, dated as of January 13, 2017, by and among certain stockholders affiliated with Ares Management LLC, Noble Energy, Inc. and, solely for certain purposes specified therein, Clayton Williams Energy, Inc.

10.2	Agreement Not to Dissent, dated as of January 13, 2017, by and among Clayton W. Williams, Jr., Noble Energy, Inc. and, solely for certain purposes specified therein, Clayton Williams Energy, Inc.

10.3

Agreement Not to Dissent, dated as of January 13, 2017, by and among The Williams Children’s Partnership, Ltd., Noble Energy, Inc. and, solely for certain purposes specified therein, Clayton Williams Energy, Inc.

99.1	Press Release dated January 16, 2017, announcing entry into the Merger Agreement.

*              This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon its request.